Note 15 - Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Fair Value Disclosures [Text Block]

(15)   Fair Value of Financial Instruments

Authoritative guidance on fair value measurements defines fair value, establishes a framework for measuring fair value and stipulates the related disclosure requirements. The Company follows a three-level hierarchy, under which the fair value hierarchy prioritizes the inputs used to measure fair value. The three-tiered hierarchy is summarized as follows:

Level 1 — Quoted prices in active markets for identical assets and liabilities.

Level 2 — Other significant observable inputs including quoted prices or other market data for similar assets and liabilities in active markets or quoted prices for identical or similar assets and liabilities in less active markets.

Level 3 — Significant unobservable inputs that require significant judgment for which there is little or no market data.

Due to their highly liquid nature, the amount of the Company’s other financial instruments, including cash and cash equivalents, restricted cash, accounts and unbilled receivables, accounts payable and accrued multi-client data library royalties, represent their approximate fair value.

The carrying amounts of the Company’s Existing Second Lien Notes at December 31, 2020 and 2019 were both $120.6 million compared to its fair values of $106.3 million and $113.8 million at December 31, 2020 and 2019, respectively.

Market conditions could cause an instrument to be reclassified from Level 1 to Level 2, or Level 2 to Level 3. The fair value of the Existing Second Lien Notes was reclassified from Level 1 to Level 2 during the year ended December 31, 2020 resulting from less active market trading. The fair value of the Existing Second Lien Notes was calculated using Level 2 inputs using significant observable data points for similar liabilities where estimated values are determined from observable transactions.

The carrying amount of any borrowings outstanding under the Credit Facility approximate fair value, as the interest rate is variable and reflective of market rates.

Fair value measurements are applied with respect to non-financial assets and liabilities measured on a non-recurring basis, which would consist of measurements primarily of goodwill, multi-client data library and property, plant and equipment.